                                                                   Exhibit 10.35

                      INTEGRATED INFORMATION SYSTEMS, INC.

                    SEPARATION AGREEMENT AND GENERAL RELEASE

         This Separation Agreement and General Release (this "Agreement") is between David Wirthlin ("Employee") and INTEGRATED INFORMATION SYSTEMS, INC. ("IIS"), and is dated as of the date set forth next to Employee's signature.

RECITALS:

          1. Employee was employed by IIS under an Employment Agreement dated September 29, 1997.

          2. Employee was granted 75,000 options by IIS pursuant to an initial Stock Option Agreement dated September 29, 1997.

          3. Employee and Employer mutually terminated their employment relationship and their Employment Agreement effective September 28, 2001 upon the terms and conditions set forth below.

TERMS AND CONDITIONS:

Section 1.        Termination of Employment. Upon the mutual agreement of IIS
---------         -------------------------
                  and Employee, the employment of Employee with IIS was terminated without cause effective September 28, 2001.
                  Employee intentionally and knowingly waived any notice provisions, including any set forth in the Employment
                  Agreement.

Section 2.        Lapse of Options. Notwithstanding paragraph 7(a) of the
---------         ----------------
                  Stock Option Agreement dated September 29, 1997, all options shall lapse three (3) months after the date of termination or December 28, 2001.

Section 3.        Consideration. In consideration of (a) the covenants of
---------         -------------
                  Employee set forth in this Agreement, (b) Employee's agreement to accelerate the lapsing of stock options as described in Section 2, and (c) Employee's release of all claims, disputes and causes of action which Employee.
                  Employee's heirs, attorneys, executors, administrators or assigns have or may have against IIS, its predecessors, or any other related entity, IIS agrees to pay to Employee on the eighth day following Employee's execution of this Agreement, provided Employee has not revoked this Agreement pursuant to
                  Section 8, an amount equal to six months of his current salary subject to appropriate payroll tax and benefits withholdings.

Section 4.        Restrictive Covenants. The parties agree that the Employment
---------         ---------------------
                  Agreement is terminated as of September 28, 2001, but that all post-termination provisions of the Employment Agreement, including but not limited to those set forth in Sections 7 and 8 of the Employment Agreement, shall remain in effect and are binding upon Employee as defined in the Employment Agreement.
                  Employee further agrees that he will not initiate any public statement concerning or relating to the business affairs of IIS.

Section 5.        Mutual Release. Each party, on behalf of himself or itself
---------         --------------
                  and his or its heirs, attorneys, executors, successors, administrators and assigns, does hereby release, acquit and forever discharge the other party and his or its respective successors, assigns, subsidiaries, divisions, affiliated companies and benefit plans and its respective present and former affiliates, directors, officers, fiduciaries, employees, agents, successors and assigns, from any and all liabilities, damages, causes of action and claims of any nature, kind or description whatsoever, whether accrued or to accrue, which wither party ever had, now has or hereafter may have against any of them, know or unknown, that are based on facts occurring the day of or prior to the day the parties execute this Agreement, including, but not limited to, any claims under any state or federal law or statute, including, but not limited to, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Civil Rights
                  Acts of 1964 and 199l, and Family and Medical Leave Act, any applicable workers' compensation law, and any claim (state tort, contract or otherwise), matter or action related to Employee's employment and/or affiliation with, or termination and separation from, IIS and its affiliates.

Section 6.        No Release of Vested Benefits. Notwithstanding anything in
---------         -----------------------------
                  Section 5 above, Employee does not by this Agreement waive any rights Employee may have to vested benefits or account balances in any retirement plan which vested benefits or account balances, as the case may be, shall be paid over to Employee in accordance with the provisions of the respective plans.

Section 7.        Confidentiality. As a material inducement to enter into
---------         ---------------
                  this Agreement, each party represents and agrees that he or it will keep all terms of this Agreement completely confidential, and that he or it will not disclose any information concerning this Agreement to any person, including, but not limited to, any past, present or prospective employee of IIS. Each party further agrees that disclosure by Employee of the terms and conditions of this Agreement in violation of this Section constitutes a material breach of this Agreement.

Section 8.        Acknowledgments. Employee acknowledges, represents and agrees,
---------         ---------------
                  in compliance with the Older Workers Benefit Protection Act:

                  (i) that Employee has been fully informed and is fully aware of Employee's right to discuss any and all aspects of this matter with an attorney of Employee's choice;

                  (ii) that Employee has carefully read and fully understands all of the provisions of this Agreement;

                  (iii) that Employee has had up to and including a full twenty-one (21) days within which to consider this Agreement before executing it;

                  (iv) that Employee has a full seven (7) days following the execution of this Agreement to revoke this Agreement and had been and hereby is advised in writing that this Agreement shall not become effective or enforceable until the revocation period has expired;

                  (v) that Employee has had adequate time to consider this Agreement before executing it; and

                  (vi) that Employee accepts the terms of this Agreement as fair and equitable under all the circumstances and voluntarily executes this Agreement.

Section 9.        Non-Disparagement. Neither party shall disparage the other.
----------        ------------------
                  Employee shall refrain from making any statement that is critical or derogatory of any IIS operation or about any employee of IIS. Neither party shall disclose to any third party the conditions of Employee's employment with IIS except
                  (i) pursuant to applicable laws or regulations, including the rules and regulations of the SEC, (ii) to effectuate the provisions of employee plans or programs or insurance policies, (iii) with the specific written consent of the other; or (iv) as may be otherwise contemplated by this Agreement. This restriction shall apply to any such statement, written or oral, direct or indirect, voluntarily made.

Section 10.       Governing Law and Jurisdiction. This Agreement shall be
-----------       -------------------------------
                  governed by and construed in accordance with the laws of the State of Arizona. Both parties hereby irrevocably submit to the exclusive jurisdiction of any federal or state court in Maricopa County, State of Arizona, for any lawsuit, action or proceeding arising out of or relating to this Agreement, and the parties irrevocably agree that all claims in respect of such lawsuit, action or proceeding may be heard and determined in such court.

Section 11.       Saving Clause. If any provision of this Agreement is invalid
-----------       --------------
                  under applicable law, such provision shall be deemed to be not a part of this Agreement, but shall not invalidate any other provision.

"EMPLOYEE"                                           "IIS"

David Wirthlin                                       INTEGRATED INFORMATION SYSTEMS,
                                                     INC., a Delaware corporation

            /s/ David Wirthlin                       By            /s/ Jill Clark
--------------------------------------------            ----------------------------------------

Date:     10-11-01                                   Title:         Director, HR
      --------------------------------------               -------------------------------------
Final Date for revocation:  10-18-01
                           -----------------
(7 days after date of Agreement)                     Date:            10-11-01
                                                           -------------------------------------

                                 NON-REVOCATION
                        AS OF THE DATE SHOWN ON THIS FORM

          By signing below, I hereby verify that I have chosen not to revoke my agreement to and execution of the Separation and General Release Agreement. My signature confirms my renewed agreement to the terms of that Agreement, including the release and waiver of any and all claims relating to my employment with the Employer and/or the termination of that employment.

DAVID WIRTHLIN ("EMPLOYEE")


         /s/ David Wirthlin                                 10-18-01
---------------------------------               --------------------------------
Employee Signature*                             Date*

* Do not sign, date or return this document until seven (7) days after you sign the Separation Agreement and Release General Release.